Board of Directors
Lorraine Chang
John W. Hancock
Richard D. Holland
Thomas R. Pansing, Jr.
Delmer L. Toebben
Wallace R. Weitz

Officers
Wallace R. Weitz, President
Mary K. Beerling, Vice-President & Secretary
Linda L. Lawson, Vice-President
Richard F. Lawson, Vice-President

Investment Adviser

Wallace R. Weitz & Company

Distributor

Weitz Securities, Inc.

Custodian
Wells Fargo Bank Minnesota,
National Association

Transfer Agent and Dividend Paying Agent

Wallace R. Weitz & Company

Sub-Transfer Agent

National Financial Data Services, Inc.

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. — Value Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

11/01/2000

WEITZ SERIES FUND, INC.

Value Fund

SEMI-ANNUAL

REPORT
September 30, 2000

One Pacific Place, Suite 600

1125 South 103 Street
Omaha, Nebraska 68124-6008

402-391-1980

800-232-4161
402-391-2125 FAX

www.weitzfunds.com

Performance Since Inception
Portfolio Manager’s Letter
Schedule of Investments in Securities
Financial Statements
Notes to Financial Statements

WEITZ SERIES FUND, INC. — VALUE FUND
Performance Since Inception

A long-term perspective on the Value Fund’s performance is shown below. The table below shows how an investment of $25,000 in the Value Fund at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Value Fund for the one, five and ten year periods ended September 30, 2000 calculated in accordance with SEC standardized formulas.

	Value of	Value of	Value of
	Initial	Cumulative	Cumulative	Total	Annual
	$25,000	Capital Gain	Reinvested	Value of	Rate of
Period Ended	Investment	Distributions	Dividends	Shares	Return

May 9, 1986	$25,000	$—	$—	$25,000	—%
Dec. 31, 1986	25,863	—	—	25,863	3.5 †
Dec. 31, 1987	24,253	264	1,205	25,722	-0.5
Dec. 31, 1988	27,430	299	2,223	29,952	16.5
Dec. 31, 1989	30,763	2,103	3,701	36,567	22.1
Dec. 31, 1990	28,040	2,112	4,500	34,652	-5.2
Dec. 31, 1991	33,940	3,811	6,475	44,226	27.6
Dec. 31, 1992	36,350	6,019	7,884	50,253	13.6
Dec. 31, 1993	42,010	9,114	9,199	60,323	20.0
Dec. 31, 1994	36,075	10,414	7,899	54,388	-9.8
Dec. 31, 1995	45,955	17,447	11,855	75,257	38.4
Dec. 31, 1996	51,478	24,054	13,792	89,324	18.7
Dec. 31, 1997	62,878	42,824	18,398	124,100	38.9
Dec. 31, 1998	72,675	65,163	22,181	160,019	28.9
Dec. 31, 1999	82,700	83,540	27,328	193,568	21.0
Sept. 30, 2000	83,525	98,545	28,312	210,382	8.7 ††

The fund’s average annual total return for the one, five and ten year periods ending September 30, 2000, was 16.2%, 23.8% and 20.2%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $68,054, and the total amount of income distributions reinvested was $13,591. This information represents past performance of the fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Additional information is available from the Weitz Funds at the address listed on the front cover.

†	Return is for the period 5/9/86 through 12/31/86
††	Return is for the period 1/01/00 through 9/30/00

WEITZ SERIES FUND, INC. — VALUE FUND
September 30, 2000 – Semi-Annual Report

October 12, 2000

Dear Fellow Shareholder:

        The 3rd quarter of 2000 was a good one for the Value Fund in both relative and absolute terms. Our total return (income plus appreciation, after deducting expenses) was a gain of +10.3%. This compares to losses of -1.0% for the S&P 500 Index of large company stocks and +1.1% for the Russell 2000 Index of smaller company stocks. This brings our gain for the first 9 months of 2000 to +8.7% vs. -1.4% for the S&P and +4.2% for the Russell 2000. The table below shows the performance of the fund, the S&P 500, the Russell 2000, and our peer group of funds (according to Lipper Analytical Services) for various intervals over the past 10 years. (Performance numbers are after deducting fees and expenses from the fund and assume reinvestment of dividends.)

	1 Year	3 Years	5 Years	10 Years

Value Fund	16.2%	22.2%	23.8%	20.2%
S&P 500 Index	13.3	16.4	21.7	19.4
Russell 2000 Index	23.4	6.0	12.4	16.9
Average Growth and Income Fund	13.9	10.8	16.9	16.5

Market Commentary and Portfolio Review

        In many ways the 3rd quarter of 2000 was a continuation of the 2nd quarter: declines in cable and telecom, severe punishment for companies whose short-term earnings did not live up to Wall Street’s expectations, and a rebound in financial services and real estate.

        Technology and telecommunications stocks had something of an “emperor’s new clothes” moment in mid-March. This was almost literally true for some of the new “dot-com” companies that had no clear path to profitability but a high “burn rate” of their initial capital. Venture capitalists withdrew promises of additional funding and Wall Street’s Initial Public Offering (IPO) window slammed shut. Some of these companies have already failed, and many others have seen the prices of their stocks fall by 50-95%.

        Funding for telecommunications “infrastructure” plays and new competitive telecom services providers has also become scarcer. Equity and “high yield” (junk) bond financing has been unavailable to most issuers, and capital spending plans are being reassessed. This is potentially devastating for ambitious startups that need billions of dollars to complete their “build it and they will come” projects.

        Then there are some terrific companies, such as Cisco, that are doing very well, but whose stock prices were pushed up to such heights that some correction was inevitable. These stocks are widely held by mutual funds and other institutional investors, and their softness has shaken the confidence of many investors.

        We had no trouble avoiding the dot-coms, and could not make ourselves pay the asking prices of the Cisco’s. However, our performance has been hurt by the generalized weakness in established telecom stocks (e.g. Telephone and Data Systems and Citizens Communications) and sponsors of ambitious startups (e.g. Adelphia Cable is the parent of Adelphia Business Solutions, a new competitive local exchange carrier, or CLEC). We believe that these companies are sound and that their investments in new ventures do not threaten the well- being of the parents, but the stocks are depressed and may stay that way until the telecom glass is (at least) half full again.

        The second factor affecting 3rd quarter results is the impact of “momentum investors” (an oxymoron, in my opinion) on several of our stocks. At least twenty years ago, certain growth stock investors began to study changes in the rate of change of companies’ revenues and profits. The idea was that if the growth rate was accelerating (or decelerating), the investor could get an early warning of a new growth spurt (or trouble ahead). This was a sensible idea for identifying stocks for further study, but in typical Wall St. fashion, it has been carried to an extreme. Today, a whole branch of the investment world buys and sells stocks on the basis of changes in earnings estimates by Wall St. analysts—not whether the stock is expensive or cheap based on its earnings or any other criteria.

        We own several companies in stable, growing industries, that have suffered some very mild, temporary earnings disappointments, but whose stocks have been trashed as if they were failed technology companies. Valassis Communications (VCI) sells coupon advertising in local newspapers. It enjoys a cozy duopoly with News Corp., earns very high returns on invested capital, and has grown for years at 12-15% per year. Last year its growth rate jumped (temporarily) to about 20%, and when the company warned that the growth rate would fall back to only   12-15%, investors panicked. The shares, which had sold at $45 a year ago, fell to under $21 and finished the quarter at $22. With earnings per share estimated at $2.25 for this year and $2.50 next, and recognizing that almost all of reported earnings represent free cash flow, we believe the stock is significantly undervalued.

        Similarly, Six Flags (cold, wet summer), Mail-Well (soft product prices and interest costs), and Insurance Auto Auctions (startup costs and execution lapses) delivered slightly disappointing results and their stocks have fallen 50-70% from their highs. In each case, we think investors have over-reacted and that the stocks are selling at large discounts from their business values.

        Finally, in the good news column, “interest-sensitive” stocks, such as financial services and real estate, continued to rebound strongly from their March lows. The prices of many of these companies are up 50% and a few have risen 100% in the last 6-7 months. For the most part, we are dealing with slow-growth businesses in these sectors. Thrifts (savings and loan companies) suffer from several competitive disadvantages. Large mortgage companies (Countrywide, Wells Fargo) can originate and service loans more efficiently. Fannie Mae and Freddie Mac have lower cost of funds and can finance mortgages more cheaply. Finally, thrifts depend on continuing to gather low cost deposits from relatively unsophisticated investors, and the competition for these funds is fierce.

However, when we were able to buy solid thrifts with very little credit risk at 5-8 times current earnings per share, we thought the risk/reward ratio was very good.

        Similarly, since real estate investment trusts like Host Marriott pay out most of their earnings in dividends, they have little to reinvest to grow their property portfolios. Thus, most of their growth comes from gradual price increases and improvements in occupancy, and it is difficult to expect more than about 5% per year growth in earnings and dividends. However, 5% growth with an 8-10% cash dividend yield suggests 13-15% average annual total returns. If we can buy the stocks at depressed prices and hold them until they return to “normal” valuation levels, we can enjoy additional appreciation.

        These “low expectation” stocks have returned to more normal levels over the past several months, so we would not expect further dramatic gains. However, all of them are growing modestly and most pay reasonable dividends, so we expect them to serve us well if the general market continues to punish “high-expectation” stocks that disappoint.

Outlook

        Over the past several years, I have been complaining about a “two-tier” market in which a few popular growth stocks have attracted more than their share of investment capital, at the expense of the rest of the public companies. There are signs that the top tier is faltering, and that investors are looking to the second tier for bargains and places of refuge. This is positive for us.

        The correction that is underway could go on for several quarters (or years), and as unjust as it may seem, our cheap stocks may get cheaper—temporarily—in the process. However, I am optimistic about our portfolio, and I believe it will produce very reasonable returns for us over the years.

Sincerely, Wallace R. Weitz Portfolio Manager

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities
September 30, 2000
(Unaudited)

Shares
or units		Cost	Value

	COMMON STOCKS — 83.3%
	Auto Services — 0.4%
645,100	Insurance Auto Auctions, Inc.*	$7,525,098	$10,442,556

	Banking — 21.5%
415,500	Astoria Financial Corp.	12,646,868	16,048,688
1,663,420	Commercial Federal Corp.	34,640,064	31,812,907
67,500	First Federal Bankshares, Inc.	672,813	586,406
5,749,900	Golden State Bancorp, Inc.	107,092,904	135,841,387
4,388,500	Greenpoint Financial Corp.	108,392,519	130,009,313
367,300	Local Financial Corp.*	3,387,722	3,489,350
5,604,500	North Fork Bancorporation, Inc.	98,290,374	121,197,313
244,000	Port Financial Corp.*	2,687,610	4,331,000
1,764,200	U.S. Bancorp	41,543,851	40,135,550
3,487,602	Washington Mutual, Inc.	100,947,340	138,850,155

		510,302,065	622,302,069

	Cable Television — 5.0%
4,282,633	Adelphia Communications Corp. CL A*	134,426,078	118,040,072
1,766,200	Insight Communications Co.*	24,469,001	28,038,425

		158,895,079	146,078,497

	Consumer Products and Services — 2.3%
683,400	American Classic Voyages Co.*	11,297,188	9,994,725
4,875	Lady Baltimore Foods, Inc. CL A	227,781	234,609
2,744,000	Protection One, Inc.*	14,948,651	3,773,000
3,294,600	Six Flags, Inc.*	59,858,971	51,066,300

		86,332,591	65,068,634

	Federal Agencies — 1.9%
1,140,400	USA Education, Inc.	33,920,583	54,953,025

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities, Continued

Shares
or units		Cost	Value

	Financial Services — 7.8%
743,800	Allied Capital Corp.	$12,603,120	$15,433,850
227,100	American Capital Strategies, Ltd.	3,860,700	5,379,431
585	Berkshire Hathaway, Inc. CL A*	25,010,024	37,674,000
66,917	Berkshire Hathaway, Inc. CL B*	129,904,212	138,518,190
2,835,500	Imperial Credit Industries, Inc.*	37,083,542	4,519,078
340,450	The PMI Group, Inc.	9,654,280	23,065,487
300,000	United Panam Financial Corp.*	2,019,813	365,625

		220,135,691	224,955,661

	Health Care — 0.2%
608,350	LabOne, Inc.	8,035,870	5,703,281
40,900	Lincare Holdings, Inc.*	1,012,280	1,173,319

		9,048,150	6,876,600

	Information and Data Processing — 0.0%
180,000	Intelligent Systems Corp.	380,869	742,500

	Lodging and Gaming — 6.6%
1,477,200	Extended Stay America, Inc.*	9,160,888	19,572,900
546,000	Harrah’s Entertainment, Inc.*	7,985,042	15,015,000
7,594,900	Hilton Hotels Corp.	71,147,500	87,816,031
4,491,500	Park Place Entertainment Corp.*	30,454,203	67,933,938

		118,747,633	190,337,869

	Media and Entertainment — 4.6%
4,497,500	AT&T Corp. – Liberty Media Group A*	42,271,197	80,955,000
58,700	Daily Journal Corp.*	1,306,716	1,680,288
61,318	Gabelli Global Multimedia Trust, Inc.	551,391	827,793
2,179,300	Valassis Communications, Inc.*	47,706,014	48,489,425

		91,835,318	131,952,506

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities, Continued

Shares
or units		Cost	Value

	Mortgage Banking — 5.9%
4,357,700	Countrywide Credit Industries, Inc.	$143,597,170	$164,503,175
1,380,400	Resource Bancshares Mtg. Grp., Inc.	18,271,246	7,851,025

		161,868,416	172,354,200

	Printing Services — 0.6%
3,948,600	Mail-Well, Inc.*	41,492,073	17,521,913

	Real Estate and Construction — 2.9%
3,615,100	Catellus Development Corp.*	46,508,516	63,264,250
545,600	Forest City Enterprises, Inc. CL A	11,075,278	19,641,600

		57,583,794	82,905,850

	Real Estate Investment Trusts — 7.8%
1,571,500	Capital Automotive REIT	20,768,123	20,429,500
416,000	Dynex Capital, Inc.*	11,646,215	546,000
1,337,980	Fortress Investment Corp.	24,369,219	20,069,700
301,300	Hanover Capital Mortgage Holdings, Inc.	3,265,468	1,506,500
62,805	Healthcare Financial Partners Units**	6,264,799	5,332,145
13,725,700	Host Marriott Corp.	123,808,283	154,414,125
465,000	IMPAC Mortgage Holdings, Inc.	6,507,830	1,255,500
475,000	NovaStar Financial, Inc.*	7,282,611	1,840,625
1,381,117	Redwood Trust, Inc.	30,860,027	21,062,034

		234,772,575	226,456,129

	Restaurants — 0.6%
275,000	Applebee’s International	6,278,711	6,325,000
109,400	CBRL Group, Inc.	1,444,285	1,572,625
416,000	Papa John’s International, Inc.*	9,325,501	10,426,000

		17,048,497	18,323,625

	Retail Discount — 1.6%
3,345,000	Consolidated Stores Corp.*	47,723,929	45,157,500

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities, Continued

Shares
or units		Cost	Value

	Satellite Services — 0.4%
1,317,300	Orbital Sciences Corp.*	$17,920,702	$11,032,387

	Telecommunications — 10.9% AT&T Corp.	64,647,142	59,778,125
2,035,000	Centennial Communications Corp.*	3,721,762	20,438,000
929,000	Citizens Communications Co.*	76,667,584	98,779,063
7,351,000	Corecomm, Ltd.*	1,442,028	3,624,262
456,600	Telephone and Data Systems, Inc.	48,693,177	131,102,010
1,184,300	United States Cellular Corp.*	1,794,528	2,667,000
38,100
		196,966,221	316,388,460

	Utilities — 2.3% Empire District Electric Co.	615,996	632,625
24,100	Western Resources, Inc.	69,492,344	67,171,575
3,106,200
		70,108,340	67,804,200
	Total Common Stocks	2,082,607,624	2,411,654,181

	WARRANTS — 0.0% NovaStar Financial, Inc., Expiring 2/03/01*	175,000	350
350,000

	CONVERTIBLE PREFERRED STOCKS — 0.4% NovaStar Financial, Inc. 7% Pfd. Class B Cumulative	13,911,099	11,991,000
2,100,000

	NON-CONVERTIBLE PREFERRED STOCKS — 0.0% Crown American Realty Trust 11.0% Pfd. Series A	667,500	577,500
15,000	Prime Retail, Inc. 10.5% Pfd. Series A	645,000	205,313
30,000	RB Asset, Inc. 15.0% Pfd. Series A	845,750	510,000
34,000
	Total Non-Convertible Preferred Stocks	2,158,250	1,292,813

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities, Continued

Face
amount		Cost	Value

	CORPORATE BONDS — 0.2%
$4,500,000	USA Networks, Inc. 7.0% 7/01/03	$4,439,701	$4,494,375
750,000	Local Financial Corp. 11.0% 9/08/04	750,000	750,000
2,000,000	Harcourt General 6.5% 5/15/11	1,947,029	1,730,000

	Total Corporate Bonds	7,136,730	6,974,375

	U.S. GOVERNMENT AND AGENCY SECURITIES — 2.6%
40,000,000	Freddie Mac 5.0% 2/15/01	39,873,269	39,767,520
25,000,000	Fannie Mae 5.88% 3/25/04	24,848,434	24,418,625
3,000,000	Federal Home Loan Bank 6.04% 9/08/05	3,000,000	2,899,731
1,000,000	Federal Home Loan Bank 6.44% 11/28/05	1,000,852	994,525
6,000,000	Fannie Mae 6.56% 11/26/07	6,000,000	5,813,562

	Total U.S. Government and Agency Securities	74,722,555	73,893,963

	SHORT-TERM SECURITIES — 12.9%
47,242,127	Wells Fargo Government Money Market Fund	47,242,127	47,242,127
25,000,000	Freddie Mac Discount Note 10/12/00	24,951,073	24,955,150
24,000,000	U.S. Treasury Bill 10/12/00	23,956,216	23,961,864
24,000,000	U.S. Treasury Bill 10/19/00	23,931,000	23,934,600
15,000,000	Freddie Mac Discount Note 10/31/00	14,920,000	14,921,940
20,000,000	Federal Home Loan Bank Discount Note 11/24/00	19,808,900	19,810,380
50,000,000	U.S. Treasury Bill 11/24/00	49,547,750	49,559,800
25,000,000	Fannie Mae Discount Note 11/30/00	24,734,167	24,736,150
21,000,000	U.S. Treasury Bill 11/30/00	20,788,250	20,794,872
25,000,000	Federal Home Loan Bank Discount Note 12/08/00	24,699,667	24,701,300
50,000,000	Freddie Mac Discount Note 12/14/00	49,344,792	49,349,100

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — VALUE FUND
Schedule of Investments in Securities, Continued

Face
amount		Cost	Value

	SHORT-TERM SECURITIES (Continued)
$20,000,000	Fannie Mae Discount Note 1/10/01	$19,642,011	$19,643,880
30,000,000	U.S. Treasury Bill 1/11/01	29,488,725	29,493,330

	Total Short-Term Securities	373,054,678	373,104,493

	Total Investments in Securities	$2,553,765,936	2,878,911,175

	Other Assets Less Liabilities — 0.6%		17,917,039

	Total Net Assets — 100%		$2,896,828,214

	Net Asset Value Per Share		$33.41

*   Non-income producing

**	Each unit, which is restricted as to sale, consists of five shares of common stock and one stock purchase warrant. The company distributed an additional warrant per unit to unitholders during 1998. The warrants currently have no value or cost assigned to them.

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — VALUE FUND
Statement of Assets and Liabilities
September 30, 2000
(Unaudited)

Assets:
Investment in securities at value (cost $2,553,765,936)	$2,878,911,175
Accrued interest and dividends receivable	6,303,401
Receivable for securities sold	29,885,805

Total assets	2,915,100,381

Liabilities:
Due to adviser	2,505,341
Payable for securities purchased	15,434,126
Other expenses	332,700

Total liabilities	18,272,167

Net assets applicable to outstanding capital stock	$2,896,828,214

Net assets represented by:
Paid-in capital (note 4)	2,465,999,371
Accumulated undistributed net investment income	20,074,597
Accumulated undistributed net realized gains	85,609,007
Net unrealized appreciation of investments	325,145,239

Total representing net assets applicable to shares outstanding	$2,896,828,214

Net asset value per share of outstanding capital stock
(86,700,879 shares outstanding)	$33.41

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — VALUE FUND
Statement of Operations
Six months ended September 30, 2000
(Unaudited)

Investment income:
Dividends	$24,705,264
Interest	10,248,788

Total investment income	34,954,052

Expenses:
Investment advisory fee	13,223,875
Administrative fee	927,548
Directors fees	20,708
Other expenses	680,792

Total expenses	14,852,923

Net investment income	20,101,129

Realized and unrealized gain on investments:
Net realized gain on securities	85,952,923
Net unrealized appreciation of investments	204,632,325

Net realized and unrealized gain on investments	290,585,248

Net increase in net assets resulting from operations	$310,686,377

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — VALUE FUND
Statement of Changes in Net Assets

	Six months ended
	Sept. 30, 2000	Year ended
	(Unaudited)	March 31, 2000

Increase in net assets:

From operations:
Net investment income	$20,101,129	$32,488,809
Net realized gain	85,952,923	251,896,171
Net unrealized appreciation (depreciation)	204,632,325	(119,706,379)

Net increase in net assets resulting from operations	310,686,377	164,678,601

Distributions to shareholders from:
Net investment income	(8,869,800)	(27,983,268)
Net realized gains	(176,611,060)	(121,700,923)

Total distributions	(185,480,860)	(149,684,191)

Capital share transactions:
Proceeds from sales	416,329,254	1,857,579,347
Payments for redemptions	(290,594,909)	(1,230,245,336)
Reinvestment of distributions	174,672,271	137,856,163

Total increase from capital share transactions	300,406,616	765,190,174

Total increase in net assets	425,612,133	780,184,584

Net assets:
Beginning of period	2,471,216,081	1,691,031,497

End of period (including undistributed investment income
of $20,074,597 and $8,843,269, respectively)	$2,896,828,214	$2,471,216,081

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — VALUE FUND
Financial Highlights

The following information provides selected data for a share of the Value Fund outstanding throughout the periods indicated.

	Six months
	ended		Year ended March 31,
	Sept. 30, 2000
	(Unaudited)		2000	1999	1998	1997	1996

Net asset value, beginning of
period	$32.00		$31.02	$29.31	$20.99	$19.46	$15.55

Income from investment

operations:
Net investment income	0.23		0.38	0.27	0.22	0.18	0.16
Net gains on securities
(realized and unrealized)	3.54		2.64	4.62	11.02	2.58	5.25

Total from investment
operations	3.77		3.02	4.89	11.24	2.76	5.41

Less distributions:
Dividends from net
investment income	(0.11)		(0.37)	(0.17)	(0.31)	(0.13)	(0.42)
Distributions from realized
gains	(2.25)		(1.67)	(3.01)	(2.61)	(1.10)	(1.08)

Total distributions	(2.36)		(2.04)	(3.18)	(2.92)	(1.23)	(1.50)

Net asset value, end of period	$33.41		$32.00	$31.02	$29.31	$20.99	$19.46

Total return	12.4%	†	9.7%	18.0%	58.8%	14.3%	35.9%

Ratios/supplemental data:
Net assets, end of period
($000)	$2,896,828		$2,471,216	$1,691,031	$448,276	$275,597	$170,509
Ratio of expenses to
average net assets	1.12%	*	1.19%	1.26%	1.27%	1.29%	1.35%
Ratio of net investment
income to average net assets	1.52%	*	1.39%	1.35%	0.87%	0.93%	0.91%
Portfolio turnover rate	13%	†	31%	36%	39%	39%	40%

*  Annualized

†  Not Annualized

The accompanying notes form an integral part of these financial statements.

WEITZ SERIES FUND, INC. — VALUE FUND
Notes to Financial Statements
September 30, 2000
(Unaudited)

(1) Organization

Weitz Series Fund, Inc. (the “Company”), is registered under the Investment Company Act of 1940 as an open-end diversified management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 2000, the Company had four series: the Value Fund, the Fixed Income Fund, the Government Money Market Fund, and the Hickory Fund. The accompanying financial statements present the financial position and results of operations of the Value Fund (the “Fund”).

The Fund’s investment objective is capital appreciation. The Fund invests principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds.

(2) Significant Accounting Policies

The following accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(a) Valuation of Investments

Investments are carried at value determined using the following valuation methods:

•	Securities traded on a national or regional securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices.

•	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

•	The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•	The value of securities for which market quotations are not readily available, including restricted and not readily marketable securities, is determined in good faith under the supervision of the Company’s Board of Directors.

When the Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund’s statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or, in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. Although no call options were written in the six months ended September 30, 2000, such options are authorized.

The risk in writing a call option is that the Fund gives up the opportunity of profit if the market price of the security increases. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

(b) Federal Income Taxes

Since the Fund’s policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

(c) Security Transactions and Distributions to Shareholders

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Income dividends and dividends on short positions are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned. Distributions to shareholders are recorded on the ex-dividend date.

Realized gains or losses are determined by specifically identifying the security sold.

(d) Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(e) Securities Sold Short

The Fund periodically engages in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction.

(3) Related Party Transactions

The Company and Fund have retained Wallace R. Weitz & Company (the “Adviser”) as their investment adviser. In addition, the Company has an agreement with Weitz Securities, Inc. to act as distributor for the Fund’s shares. Certain officers and directors of the Company are also officers and directors of the Adviser and Weitz Securities, Inc.

Under the terms of a management and investment advisory agreement, the Adviser receives an investment advisory fee equal to 1% per annum of the Fund’s average daily net asset value. The Adviser has agreed to reimburse the Fund up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Fund’s average annual daily net asset value. The expenses incurred by the Fund did not exceed the percentage limitation during the six months ended September 30, 2000.

Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Company for which the Adviser is being paid a monthly fee. During the six months ended September 30, 2000, the fee was calculated at an average annual rate of 0.07% of the Fund’s average daily net assets.

Weitz Securities, Inc. as distributor, received no compensation for distribution of Fund shares.

(4) Capital Stock

The Company is authorized to issue a total of five billion shares of common stock in series with a par value of $.001. One hundred fifty million of these shares have been authorized by the Board of Directors to be issued in the series designated Value Fund. The Board of Directors may authorize additional shares in other series of the Company’s shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the series to which the stock of that series relates and will have no interest in the assets of any other series.

Transactions in the capital stock of the Fund are summarized as follows:

	Six months ended
	Sept. 30, 2000	Year ended
	(Unaudited)	March 31, 2000

Transactions in shares:

Shares issued	12,889,592	56,874,094

Shares redeemed	(9,032,386)	(38,377,112)

Reinvested dividends	5,627,328	4,196,062

Net increase	9,484,534	22,693,044

(5) Securities Transactions

Purchases and proceeds from maturities or sales of investment securities of the Fund, other than short-term securities, aggregated $303,143,339 and $400,186,480 respectively. The cost of investments for Federal income tax purposes is $2,553,951,412. At September 30, 2000, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $497,526,490 and $172,566,727, respectively.

(6) Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s holdings in the securities of such issuers is set forth below:

	Number of
	Shares or
	Units Held	Value	Dividend	Realized
Name of Issuer	Sept. 30, 2000	Sept. 30, 2000	Income	Gains/(Losses)

Capital Automotive REIT	1,571,500	$20,429,500	$1,158,981	$—

Fortress Investment Corp.	1,337,980	20,069,700	668,990	—

Hanover Capital Mortgage Holdings, Inc.	301,300	1,506,500	78,338	—

Host Marriott Corp.	13,725,700	154,414,125	6,095,168	475,878

Imperial Credit Industries, Inc.	2,835,500	4,519,078	—	—

Insurance Auto Auctions, Inc.	645,100	10,442,556	—	—

Mail-Well, Inc.	3,948,600	17,521,913	—	—

NovaStar Financial, Inc.	475,000	1,840,625	—	—
NovaStar Financial, Inc. Warrants, Expiring

2/03/01	350,000	350	—	—
NovaStar Financial, Inc. 7% Pfd Class B

Cumulative	2,100,000	11,991,000	514,500	—

Redwood Trust, Inc.	1,381,117	21,062,034	1,075,316	—

Resource Bancshares Mtg. Grp., Inc.	1,380,400	7,851,025	303,688	—

Totals		$271,648,406	$9,894,981	$475,878

(7) Line of Credit

A $40,000,000 unsecured line of credit has been made available to the Hickory and Value Funds of the Weitz Series Fund, Inc. and to the Partners Value Fund of the Weitz Partners, Inc. (collectively, the “Funds”). Borrowings under this arrangement bear interest, at the option of the Funds, at either (i) the prime rate of interest as announced by the lending bank (but not less than the Federal Funds Base Rate plus 0.50%) or (ii) the Federal Funds Base Rate plus 0.75%. The line of credit is available until December 14, 2000 when all outstanding advances are to be repaid. As compensation for holding available the lending commitment, the Funds will pay a 0.15% per annum fee of the maximum commitment payable in arrears on the last day of each quarter. The fee will initially be paid by the Hickory Fund until such time as the Value Fund and/or the Partners Value Fund have a need to access the line of credit at which time the allocation methodology will be re-evaluated.